UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 7, 2018

ELITE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-197384	32-0415962
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4760 Preston Road #244-114 Frisco, Tx 75034

(Address of principal executive offices, including zip code)

(469) 777-3370

(Registrant’s telephone number, including area code)

Elite Books Inc.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

 Elite Group Inc.’s convertible note dated April 25, 2017 for $50,000 has been converted and sold into the market as of February 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 7, 2018	Elite Group, Inc.

	By:	/s/ Terrence Tecco
Terrence Tecco Chief Executive Officer

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